Exhibit 10.20

AGREEMENT OF LIMITED PARTNERSHIP

OF

APOLLO PRINCIPAL HOLDINGS V, L.P.

This Agreement of Limited Partnership (this “Agreement”) of Apollo Principal Holdings V, L.P., a Delaware limited partnership, is made as of August 20, 2008.

1. The undersigned agree to form a limited partnership (the “Partnership”) under the Delaware Revised Uniform Limited Partnership Act (the “Act”) pursuant to this Agreement and the Certificate of Limited Partnership which was filed with the Secretary of State of the State of Delaware on the date hereof in connection with the execution of this Agreement.

2. The Partnership is being formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Partnership is, engaging in any lawful act or activity for which limited partnerships may be formed under the Act and engaging in any and all activities necessary or incidental to the foregoing.

3. The general partner of the Partnership is Apollo Principal Holdings V GP, LLC, a Delaware limited liability company (the “General Partner”). The limited partners are AP Professional Holdings, L.P., a Cayman Islands exempted limited partnership and APO Asset Co., LLC, a Delaware limited liability company (each a “Limited Partner” and collectively the “Limited Partners” and together with the General Partner, the “Partners”).

4. The Partners hereby agree that the Partnership, acting by the General Partner on its behalf, without the consent or approval of the Limited Partners, shall and is hereby authorized to enter into any agreements, deeds, receipts, certificates, filings and other documents on behalf of the Partnership, but such authorization shall not be deemed a restriction on the power of the General Partner to take any other action on behalf of the Partnership. The Partners agree that any prior acts of the General Partner consistent with the foregoing authorizations are hereby ratified and confirmed. The General Partner and any Authorized Person is hereby authorized to open one or more bank accounts in the name of the Partnership in such banks and trust companies as he or she may elect. The General Partner and any Authorized Person is authorized to prepare, execute and deliver in the name and on behalf of the Partnership such designations, applications, certificates or other documents or instruments as may be necessary to open such bank account or bank accounts. Each of the following persons is hereby designed by the General Partner as an “Authorized Person”: John J. Suydam, Tom Doria, Laurie D. Medley, Tony Tortorelli and Wendy F. Dulman.

5. The amount and timing of all capital contributions will be as mutually agreed by all Partners.

6. Profits, losses and distributions will be allocated pro rata among the Partners in proportion to their capital contributions.

7. No Limited Partner shall have the right to transfer any portion of its interest in the Partnership except with the consent of the General Partner.

8. The Partnership shall dissolve and commence winding up in accordance with § 17-801 of the Act.

9. The Partners intend to replace this Agreement in due course with a definitive partnership agreement. Such action, as well as any interim amendments to this Agreement, will require a unanimous vote of Partners. Any change in the membership of the Partnership shall require a majority vote of Partners, voting in proportion to their respective capital contributions. Pending any replacement or amendment of this Agreement, the Partners intend the provisions of the Act to be controlling as to any matters not set forth in this Agreement.

10. The Partnership shall maintain its principal office at One Manhattanville Road, Suite 201, Purchase, New York 10057, or at such other place as the General Partner may determine.

11. This Agreement, and the rights of the Partners hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflict of laws.

IN WINESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the day first above written:

General Partner:

Apollo Principal Holdings V GP, LLC

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President

Limited Partners:

APO Asset Co., LLC

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President

AP Professional Holdings, L.P.

By:	BRH Holdings GP, Ltd.,
its general partner

By:	/s/ John J. Suydam
Name:	John J. Suydam
Title:	Vice President

Apollo Principal Holdings V, L.P.

Agreement of Limited Partnership

Signature Page